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                                  EXHIBIT 10.14

                        (FORM OF ARL SECURITY AGREEMENT)

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                             ARL SECURITY AGREEMENT

     THIS ARL SECURITY AGREEMENT (this "ARL Security Agreement"), dated as of June 28, 2002, is made by AMERICAN REIMBURSEMENT, LLC, a Delaware limited liability company, as grantor ("ARL"), in favor of PRIVATE INVESTMENT BANK LIMITED, Nassau, Bahamas, as secured party ("PIBL"), for the benefit of the holders of the Amended Debentures (as defined below).

                              W I T N E S S E T H:

     WHEREAS, Med issued to PIBL, with PIBL acting in its name but on behalf of certain clients of PIBL, certain subordinated debentures, dated as of December 28, 2001, in the aggregate principal amount of $70,000,000 (collectively, the "ORIGINAL DEBENTURES");

     WHEREAS, in order to extend the maturity of the Original Debentures to June 28, 2004 and modify other terms and conditions of the Original Debentures, MED and PIBL have agreed to enter into five (5) amended debentures (the "AMENDED DEBENTURES"), in the aggregate principal amount of $57,500,000; and

     WHEREAS, ARL has agreed to enter into that certain ARL Guaranty, dated as of even date herewith (the "GUARANTY"), in favor of PIBL, pursuant to which, among other things, ARL has agreed to guaranty the payment obligations of MED under the Amended Debentures; and

     WHEREAS, the Guaranty is to be secured by a first priority, perfected security interest in all ARL Debenture Collateral (as described below), and ARL has agreed to pledge and grant a security interest in such collateral pursuant to the terms of this ARL Security Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by ARL, ARL hereby agrees as follows:

     1.   DEFINITIONS.

          "AMENDMENT AGREEMENT" shall mean that certain Amendment Agreement, dated as of even date herewith, by and among Med, ARL, PIBL, TEGCO Investments, LLC, a Delaware limited liability company and the Med Subsidiaries. Each capitalized term used in this ARL Security Agreement that is not otherwise defined herein shall have the meaning accorded to such term in the Amendment Agreement.

          "ARL COLLECTION ACCOUNT" means that certain collection account, bearing account number 3293007778 established by or on behalf of ARL at the Depositary Bank.

          "HOLDER" shall mean PIBL or any other holder of one or more of the Amended Debentures, from time to time, and "Holders" means all of such parties taken together.

          "NCFE" shall mean National Century Financial Enterprises, an Ohio corporation.

          "PERSON" shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

          "SELLERS OVERRIDE" means the percentage amount due to the seller that sold the relevant ARL Accounts to ARL pursuant to one or more receivables purchase agreements.

          "SERVICING COSTS" means reasonable and documented servicing and administrative fees and costs of collection on such accounts, such Servicing Costs not to exceed five percent (5%) of the gross collection proceeds from the relevant ARL Accounts.

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     2.   OBLIGATIONS. The term "Obligations", as used herein, shall mean all obligations owing to PIBL or the holders of the Amended Debentures arising under or in connection with the Amended Debentures, whether under the Amendment Agreement or any other Modification Document, whether such obligations are matured or unmatured, including interest on any such Obligations, whether accruing before or after any bankruptcy or insolvency case or proceeding involving ARL or any other Person and also including (if interest on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding) such interest as would have accrued on any such portion of such obligations if such case or proceeding had not commenced.

     The Obligations of ARL set forth herein constitute the full recourse obligations of ARL, enforceable against ARL to the full extent of all its assets and properties.

     3. SECURITY. As security for the prompt and complete payment and performance of the Obligations when due, ARL hereby delivers, pledges and grants a first priority, perfected security interest to PIBL in all of ARL's right, title and interest (whether now owned and existing or hereafter arising or acquired) in all present and future assets of ARL (collectively, the "ARL DEBENTURE COLLATERAL"), consisting of:

          (a) Medical accounts receivable owned by ARL (collectively, the "ARL ACCOUNTS") having an aggregate face value of not less than $100,000,000, as identified on an itemized schedule attached as an exhibit to the Amendment Agreement, with all collections on the ARL Accounts, net of Servicing Costs and the Sellers Override, being directed to the ARL Collection Account to be used exclusively for payments on the Amended Debentures;

          (b) All servicing, collateral and collection arrangements relating to the ARL Accounts, with the documentation related thereto specifying that the Holders or their designated agent shall be the sole beneficiary of such ARL Accounts; PROVIDED that such security interest shall not apply to the portion of the Servicing Costs that are payable to NCFE and its affiliates in connection with the ARL Accounts nor to the servicing, collateral and collection arrangements with NCFE and its affiliates related thereto; and

          (c) Any other assets that are now or may in the future be acquired or otherwise held by ARL on or after the date of the Amendment Agreement (including without limitation, all accounts, cash, chattel paper, contract rights, copyrights, deposit accounts, documents, documents of title, electronic chattel paper, equipment, fixtures, furnishings, franchises, general intangibles, goods, guarantees, intellectual property, inventory, instruments, investment property, letter of credit rights, licenses, merchandise, patents, payment intangibles, permits, supporting obligations, trade secrets, trademarks, tradenames, and cash or non-cash proceeds of any of the foregoing, in each case, as applicable, as such terms are defined in or understood for the purposes of the Uniform Commercial Code as in effect in Delaware).

     Terms used in the foregoing definition of ARL Debenture Collateral, that are not otherwise defined therein, shall have the meanings provided in the Uniform Commercial Code as in effect in the State of Delaware.

     ARL will not (i) change its name or identity, (ii) establish any other location other than the address set forth beneath its signature hereto where it expects to maintain inventory and/or equipment or (iii) change its principal place of business or the place where its records concerning the ARL Debenture Collateral are kept from the address set forth beneath its signature hereto, unless ARL shall have given PIBL at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by PIBL to amend such financing statement or continuation statement as PIBL may deem appropriate or otherwise to maintain perfection of PIBL's security interest in the ARL Debenture Collateral.

     ARL hereby irrevocably constitutes and appoints PIBL and any agent or representative thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the

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place and stead of ARL and in the name of ARL or in its own name, from time to time in ARL's discretion, for the purpose of carrying out the terms of this ARL Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this ARL Security Agreement, and, without limiting the generality of the foregoing, hereby gives PIBL the power and right, on behalf of ARL, without notice to or assent by ARL to do the following: (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any ARL Debenture Collateral and, in the name of ARL or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any ARL Debenture Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by PIBL for the purpose of collecting any and all such moneys due under any ARL Debenture Collateral whenever payable; (ii) to direct any party liable for any payment under any of the ARL Debenture Collateral to make payment of any and all moneys due, and to become due thereunder, directly to PIBL or as PIBL shall direct;
(iii) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any ARL Debenture Collateral; and (iv) generally to sell, transfer, pledge, make any agreement with respect or otherwise deal with any of the ARL Debenture Collateral as fully and completely as though PIBL were the absolute owner thereof for all purposes, and to do, at PIBL's option and ARL's expense, at any time, or from time to time, all acts and things which PIBL reasonably deems necessary to protect, preserve or realize upon the ARL Debenture Collateral and PIBL's lien therein, in order to effect the intent of this ARL Security Agreement, all as fully and effectively as ARL might do. ARL hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this section is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

     ARL waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by PIBL upon this ARL Security Agreement or acceptance of this ARL Security Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this ARL Security Agreement. ARL unconditionally waives, to the extent permitted by law: (a) all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by PIBL upon this ARL Security Agreement or acceptance of this ARL Security Agreement (the Obligations being deemed conclusively to have been created, contracted or incurred in reliance upon this ARL Security Agreement); (b) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, including without limitation, any demand, presentment, protest, proof or notice of nonpayment; (c) any requirement of diligence on the part of any Person; and (d) any requirement of PIBL to take any action whatsoever, to exhaust any remedies or to mitigate damages.

     4. ASSIGNMENT BY PIBL. PIBL may, from time to time, whether before or after any discontinuance of this ARL Security Agreement, at its sole discretion and without notice to ARL, assign or transfer any or all of its portion of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this ARL Security Agreement, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Obligations, be entitled to the benefits of this ARL Security Agreement to the same extent as if such assignee or transferee were PIBL, as appropriate.

     5. NO WAIVER. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this ARL Security Agreement be binding upon PIBL except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair PIBL's rights or ARL's obligations under this ARL Security Agreement. For the purposes of this ARL Security Agreement, Obligations shall include all of the obligations described in the definition thereof, notwithstanding any right or power of ARL or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and

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no such claim or defense shall affect or impair the obligations of ARL hereunder. ARL's obligations under this ARL Security Agreement shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of ARL. ARL hereby acknowledges that there are no conditions to the effectiveness of this ARL Security Agreement.

     6. REPRESENTATIONS AND WARRANTIES. ARL hereby represents and warrants to PIBL that:

          (a) ARL has all requisite power and authority to execute, deliver and perform its obligations under this ARL Security Agreement and such other instruments or agreements relating thereto to which it is or may become a party;

          (b) ARL has duly executed and delivered this ARL Security Agreement, and this ARL Security Agreement is the legal, valid and binding obligation of ARL, enforceable in accordance with its terms;

          (c) the execution, delivery and performance of this ARL Security Agreement by ARL does not conflict with, or constitute a violation under, any law, regulation order, agreement or instrument to which ARL is a party or by which ARL or its properties is bound.

     7. EVENTS OF DEFAULT. An "Event of Default" shall exist under this ARL Security Agreement if at any time: (a) any representation or warranty of made by ARL under the Guaranty or this ARL Security Agreement shall have been false or misleading in any material respect when made; (b) ARL shall fail to make any payment hereunder upon demand therefor; (c) any "Event of Default" under any of the Amended Debentures, as defined in the Amendment Agreement shall occur; or
(d) ARL shall fail to observe and perform in any material respect any covenant or agreement made by ARL in the Guaranty or this ARL Security Agreement.

     8.   REMEDIES.

          (a) In case an Event of Default shall occur and be continuing, the Obligations shall become immediately due and payable and PIBL shall be entitled to exercise all of PIBL's rights, powers and remedies (whether pursuant to applicable law or this ARL Security Agreement) with respect thereto and for the protection and enforcement of PIBL's rights in the ARL Debenture Collateral, including, without limitation, the following:

                (i) the right to receive all monies or other property which, but for the occurrence of the Event of Default, ARL would have been entitled to retain; and

                (ii) to transfer registration of the ARL Debenture Collateral into PIBL's name; and

                (iii) to sell, assign or otherwise dispose of the ARL Debenture Collateral, in the entirety or in separate lots, and generally in such manner, at such time or times, at such place or places and on such terms as PIBL, in compliance with any mandatory requirements of applicable law, may determine to be commercially reasonable, and, to the extent permitted by any such requirements of law, PIBL may bid (which may be a credit bid) for and become the purchaser of the ARL Debenture Collateral (or any portion thereof), offered for sale in accordance with this Section 8 without accountability to ARL, except pursuant to subsection (b) below.

          (b) The net proceeds of any disposition of any ARL Debenture Collateral, after a payment of any accrued but unpaid servicing costs and the Sellers Override, obtained pursuant to this section shall be applied as follows:

                (i) first, to the payment of any and all expenses and fees (including reasonable attorney's fees) incurred by PIBL in foreclosing on and disposing of the ARL Debenture Collateral;

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                (ii)  next, any surplus then remaining to the payment of the
Obligations (whether matured or unmatured) in such order as PIBL may determine in its sole discretion; and

                (iii) thereafter, if no other Obligations are outstanding, any surplus then remaining shall be paid to ARL or to such other person legally entitled to same; it being understood that ARL will remain liable to PIBL to the extent of any deficiency between the amount of the Obligations and the aggregate of all amount realized from ARL Debenture Collateral.

     9. COSTS, ETC. ARL agrees to pay all reasonable costs of PIBL, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

     10. CUMULATIVE RIGHTS. PIBL's rights, powers and remedies under this ARL Security Agreement shall be in addition to all rights, powers and remedies given to PIBL under law, under the Amendment Agreement or otherwise, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

     11.  MISCELLANEOUS.

          (a) SUCCESSORS AND ASSIGNS. This ARL Security Agreement shall be binding upon ARL and upon ARL's successors; and all references herein to ARL shall be deemed to include any successor or successors, whether immediate or remote, to such Person. ARL shall have no right to assign its obligations hereunder. This ARL Security Agreement shall inure to the benefit of PIBL and its successors, assigns and transferees.

          (b) SEVERABILITY. Wherever possible each provision of this ARL Security Agreement shall be interpreted in such manner as to be effective and valid under applicable laws and regulations, but if any provision of this ARL Security Agreement shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this ARL Security Agreement.

          (c) SERVICE OF PROCESS. ARL AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH BELOW OR AT SUCH OTHER ADDRESS OF WHICH PIBL SHALL HAVE BEEN NOTIFIED IN WRITING, AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          (d) NOTICES. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this ARL Security Agreement shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and deposited in the U.S. Postal Service via registered mail. The initial address for notices to ARL is set forth beneath its signature below.

          (e) GOVERNING LAW. THIS ARL SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE

          (f) WAIVER OF JURY TRIAL. GRANTOR, BY ITS EXECUTION AND DELIVERY OF THIS ARL SECURITY AGREEMENT, AND LENDER, BY ACCEPTING THIS ARL SECURITY AGREEMENT, EACH EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS ARL SECURITY AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP

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EXISTING IN CONNECTION WITH THIS ARL SECURITY AGREEMENT, AND AGREES THAT ANY
SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          (g) COUNTERPARTS. This ARL Security Agreement may be executed in counterparts, each of which shall be deemed to be an original, but which together shall be deemed to constitute a single document. Copies of this ARL Security Agreement shall have the same effect and enforceability as the original.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.]

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     IN WITNESS WHEREOF, ARL has caused this ARL Security Agreement to be executed and delivered as of the date first above written.

                                            AMERICAN REIMBURSEMENT, LLC,
                                            a Delaware limited liability company


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:
                                            Address:
                                            Attn:
                                            Telecopy:


                                            PRIVATE INVESTMENT BANK LIMITED,
                                            Nassau, Bahamas


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:
                                            Address:
                                            Attn:
                                            Telecopy:

                   [SIGNATURE PAGE TO ARL SECURITY AGREEMENT]

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